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                                                                    Exhibit 99.1

                ABERCROMBIE & FITCH EXECUTIVE VICE PRESIDENT/COO
                      SETH R. JOHNSON ANNOUNCES RETIREMENT



NEW ALBANY, Ohio / May 18, 2004 - Abercrombie & Fitch (NYSE: ANF) announced today that Seth R. Johnson, Executive Vice President / Chief Operating Officer and Board Member will retire from the company effective June 18, 2004.

"Seth has been a valuable member of our executive team and I appreciate the leadership he has provided over the last 12 years", said Mike Jeffries, Chairman and Chief Executive Officer. "He helped build the Abercrombie & Fitch brand to what it is today. The company's Board of Directors and associates are truly grateful for his contributions and we wish him happiness and success in his retirement."

Mr. Johnson, 50, joined Abercrombie & Fitch in February 1992 as Vice President - Chief Financial Officer. He played an instrumental role in the company's initial public offering, which was completed in September of 1996 and the company's spin-off from Limited Brands in May 1998. He was promoted to Executive Vice President / COO in February 2000.

"I've had a wonderful 12 years at Abercrombie & Fitch. It's a great company and I'm confident it will have continued success in the future", said Mr. Johnson.

Abercrombie & Fitch operated a total of 706 stores at the end of the first fiscal quarter, including 170 abercrombie stores and 177 Hollister Co. stores. The company operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, and www.hollisterco.com.

                                   # # # # # #


For further information, call:      Thomas D. Lennox
                                    Director, Investor Relations and Corporate
                                      Communications
                                    (614) 283-6751


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Release, the Company's Form 10-K or made by management of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. The following factors, in addition to those included in the disclosure under the heading "RISK FACTORS" in "ITEM 1. BUSINESS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2004, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2004 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Sales Release or otherwise made by management: changes in consumer spending patterns and consumer preferences; the effects of political and economic events and conditions domestically and in foreign jurisdictions in which the Company operates, including, but not limited to, acts of terrorism or war; the impact of competition and pricing; changes in weather patterns; postal rate increases and changes; paper and printing costs; market price of key raw materials; ability to source product from its global supplier base; political stability; currency and exchange risks and changes in existing or potential duties, tariffs or quotas; availability of suitable store locations at appropriate terms; ability to develop new merchandise; and ability to hire, train and retain associates. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included in this Sales Release will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements herein are based on information presently available to the management of the Company. Except as may be required by applicable law, the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.